UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 3, 2006

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California		92656

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(949) 362-5800

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.
     On April 3, 2006, Smith Micro Software, Inc. (the “Company”) issued a press release announcing that it has entered into an agreement to acquire Photags, Inc. The press release announced a conference call to discuss the transaction at 4:00 p.m. Eastern time on April 3, 2006. A copy of the press release is attached hereto as Exhibit 99.1. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed with this report:
Item 9.01 Financial Statements and Exhibits.
9.01(c) Exhibits.
     99.1 Press Release of Smith Micro Software, Inc., dated April 3, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

April 3, 2006	By: /s/ Andrew C. Schmidt

Date	Name: Andrew C. Schmidt Title: Chief Financial Officer

Index to Exhibits

Exhibit Number	Exhibit
99.1	Press Release of Smith Micro Software, Inc., dated April 3, 2006